================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) December 22, 1998
                                                       -------------------------

                          ABN AMRO Mortgage Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        333-57027                                       363886007
--------------------------                -------------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)


  181 West Madison Street
  Chicago, Illinois                                       60602
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)


                                  248-643-2530
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Description of the Certificates and the Mortgage Pool.

         On December 23, 1998, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Mortgage Pass-Through Certificates, Series 1998-5 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1 dated as of December 1, 1998, among ABN AMRO Mortgage Corporation as depositor (the "Depositor"), LaSalle Home Mortgage Corporation as servicer and Chase Bank of Texas, National Association as trustee. The Certificates consist of eighteen classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class A-5 Certificates", the "Class A-6 Certificates", the "Class A-7 Certificates", the "Class A-8 Certificates", the "Class A-9 Certificates", the "Class A-10 Certificates", the "Class A-11 Certificates", the "Class M Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one-to-four unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on December 1, 1998 (the "Cut-off Date"), an aggregate principal balance of approximately $244,003,770 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from Standard Federal Bank ("Standard Federal") pursuant to a Mortgage Loan Purchase Agreement (the "Standard Federal Mortgage Loan Purchase Agreement") dated December 23, 1998, attached hereto as Exhibit 4.2, between Standard Federal as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from European American Bank ("EAB") pursuant to a Mortgage Loan Purchase Agreement (the "EAB Mortgage Loan Purchase Agreement") dated December 23, 1998, attached hereto as Exhibit 4.3, between EAB as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from EAB Mortgage Company, Inc. ("EABMC") pursuant to a Mortgage Loan Purchase Agreement (the "EABMC Mortgage Loan Purchase Agreement") dated December 23, 1998, attached hereto as Exhibit 4.4, between EABMC as seller and the Depositor as purchaser. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class M, Class B-1, Class B-2 and Class R Certificates were publicly offered, as described in a Prospectus, dated September 18, 1998, and a Prospectus Supplement, dated December 22, 1998, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated December 22, 1998, attached hereto as Exhibit 1.1, among the Depositor, Standard Federal Bancorporation, Inc. ("Standard Federal Bancorporation"), Bear, Stearns & Co. Inc. ("Bear Stearns") and ABN AMRO Incorporated ("AAI") (Bear Stearns and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated December 22, 1998, attached hereto as Exhibit 1.2, among the Depositor, Standard Federal Bancorporation and the Underwriters. The Depositor sold the Class B-3, Class B-4 and Class B-5 Certificates to Bear Stearns as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated December 22, 1998 among the Depositor, Standard Federal Bancorporation and the Initial Purchaser.

         Each Class of Certificates will have either an initial certificate principal balance ("Certificate Principal Balance") or represent the right to receive distributions of interest as provided in the Pooling and Servicing Agreement on a hypothetical or notional principal balance ("Notional Principal Balance"). The Class A-1 Certificates have an initial Certificate Principal Balance of $10,299,000. The Class A-2 Certificates have an initial Certificate Principal Balance of $17,661,000. The Class A-3 Certificates have an initial Certificate Principal Balance of $45,022,000. The Class A-4 Certificates have an initial Certificate Principal Balance of $97,921,000. The Class A-5 Certificates have an initial Notional Principal Balance of $46,804,614. The Class A-6 Certificates have an initial Certificate Principal Balance of $8,084,625. The Class A-7 Certificates have an initial Certificate Principal Balance of $2,694,875. The Class A-8 Certificates have an initial Certificate Principal Balance of $3,884,200. The Class A-9 Certificates have an initial Notional Principal Balance of $3,259,834. The Class A-10 Certificates have an initial Notional Principal Balance of $82,107. The Class A-11 Certificates have an initial

Notional Principal Balance of $1,872,184. The Class M Certificates have an initial Certificate Principal Balance of $4,880,000. The Class B-1 Certificates have an initial Certificate Principal Balance of $1,952,100. The Class B-2 Certificates have an initial Certificate Principal Balance of $976,000. The Class B-3 Certificates have an initial Certificate Principal Balance of $732,000. The Class B-4 Certificates have an initial Certificate Principal Balance of $488,000. The Class B-5 Certificates have an initial Certificate Principal Balance of $732,070.84. The Class R Certificate has an initial Certificate Principal Balance of $100.00.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits


EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------
1.1               Underwriting Agreement, dated as of December 22, 1998, among
                  ABN AMRO Mortgage Corporation, Standard Federal
                  Bancorporation, Inc., ABN AMRO Incorporated and Bear, Stearns
                  & Co. Inc.

1.2               Terms Agreement, dated December 22, 1998, among ABN AMRO
                  Mortgage Corporation, Standard Federal Bancorporation, Inc.,
                  ABN AMRO Incorporated and Bear, Stearns & Co. Inc.

4.1 Pooling and Servicing Agreement, dated as of December 1, 1998, among ABN AMRO Mortgage Corporation as depositor, LaSalle Home
                  Mortgage Corporation as servicer, and Chase Bank of Texas,
                  National Association as trustee.

4.2               Mortgage Loan Purchase Agreement, dated as of December 23,
                  1998, between Standard Federal Bank as seller and ABN AMRO
                  Mortgage Corporation as purchaser.

4.3               Mortgage Loan Purchase Agreement, dated as of December 23,
                  1998, between European American Bank as seller and ABN AMRO
                  Mortgage Corporation as purchaser.

4.4               Mortgage Loan Purchase Agreement, dated as of December 23,
                  1998, between EAB Mortgage Company, Inc., as seller and ABN
                  AMRO Mortgage Corporation as purchaser.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ABN AMRO MORTGAGE CORPORATION

                                  (Registrant)


Dated: January 4, 1998         By:    /s/ Maria Fregosi
                                  ---------------------------------------
                                  Name: Maria Fregosi
                                  Title: Vice-President

                                INDEX TO EXHIBITS

EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           ---------------------
1.1               Underwriting Agreement, dated as of December 22, 1998, among
                  ABN AMRO Mortgage Corporation, Standard Federal
                  Bancorporation, Inc., ABN AMRO Incorporated and Bear, Stearns
                  & Co. Inc.

1.2               Terms Agreement, dated December 22, 1998, among ABN AMRO
                  Mortgage Corporation, Standard Federal Bancorporation, Inc.,
                  ABN AMRO Incorporated and Bear, Stearns & Co. Inc.

4.1               Pooling and Servicing Agreement, dated as of December 1, among
                  ABN AMRO Mortgage Corporation as depositor, LaSalle Home
                  Mortgage Corporation as servicer, and Chase Bank of Texas,
                  National Association as trustee.

4.2               Mortgage Loan Purchase Agreement, dated as of December 23,
                  1998, between Standard Federal Bank as seller and ABN AMRO
                  Mortgage Corporation as purchaser.

4.3               Mortgage Loan Purchase Agreement, dated as of December 23,
                  1998, between European American Bank as seller and ABN AMRO
                  Mortgage Corporation as purchaser.

4.4               Mortgage Loan Purchase Agreement, dated as of December 23,
                  1998, between EAB Mortgage Company, Inc., as seller and ABN
                  AMRO Mortgage Corporation as purchaser.



                          STATEMENT OF DIFFERENCES
                          ------------------------

The section symbol shall be expressed as ............................. 'SS'
The dagger symbol shall be expressed as .............................. 'D'
The double dagger symbol shall be expressed as ....................... 'DD'